99.1

CONFIDENTIAL

GALAXY GAMING, INC.

VOTING AND DISPOSITIVE CONTROL TRANSFER AGREEMENT

This Voting and Dispositive Control Transfer Agreement (this “Agreement”) is made as of August 18, 2017 by and among Galaxy Gaming, Inc., a Nevada corporation (the “Company”), Mark Lipparelli, in his capacity as the individual authorized to exercise the rights granted in this Agreement (the “Recipient”) and Triangulum Partners, LLC, a New Mexico limited liability company (the “Participant”). The Company, the Recipient, and the Participant may be referred to herein collectively as the “Parties.”

RECITALS

WHEREAS, the Participant desires to grant to the Recipient an irrevocable proxy combined with an interest to convey the voting control, and to convey to the Recipient dispositive control (collectively, the “Control Rights”), with respect to certain shares of the Company’s common stock owned by Participant in the amounts listed on the signature page hereto (the “Shares”); and

WHEREAS, the Recipient agrees to accept and exercise the Control Rights with respect to the Shares pursuant to the terms and subject to the conditions set forth herein; and

WHEREAS, the Parties understand, acknowledge, and agree that the Participant is entering into agreements similar to this Agreement with respect to other shares of the Company’s common stock owned by the Participant (the “Related Agreements”); and

WHEREAS, the Parties understand, acknowledge, and agree that the combined effect of this Agreement and the Related Agreements is to reduce the voting and dispositive control of the Participant over the Company.

AGREEMENT

Now, therefore, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereto agree as follows:

1.Definitions.

1.1  Certain Definitions. For the purposes of this Agreement:

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Sale Transaction” means any transaction, or series of related transactions, that could reasonably be expected to result in (i) the acquisition or purchase by a person other than a Participant of all or substantially all of the assets or businesses of the Company, (ii) any merger, reorganization, consolidation, business combination, recapitalization, joint venture, share exchange or similar transaction, in each case pursuant to which any person other than a Participant would acquire, directly or indirectly, 50% or more of any class of equity securities of the Company, (iii) the liquidation or dissolution of the Company, or (iv) any combination of the foregoing.

4824-1590-4333.v1

99.1

“Securities Act” means the Securities Act of 1933, as amended.

“Term,” when referring to the Term of the Agreement, shall mean the time while Robert Saucier’s application for licensure and approvals from the Nevada Gaming Commission are pending.

“Transfer” means a sale, transfer, tender, assignment, encumbrance, gift, pledge, hedge, swap or other disposition, directly or indirectly, of any Shares or any right or interest therein.

2.Irrevocable Proxy; Transfer of Dispositive Control.

2.1Irrevocable Proxy. During the Term of this Agreement, Participant hereby appoints and constitutes the Recipient as Participant’s sole and exclusive attorney and proxy with full power of substitution and resubstitution, to the full extent of Participant’s rights, with respect to the Shares, which proxy (the “Proxy”) shall be irrevocable until this Agreement terminates pursuant to its terms, to vote and otherwise act (by written consent or otherwise) with respect to the Shares in the manner directed by the Recipient on all matters presented to a vote or consent of the stockholders of the Company, including with respect to all Sale Transactions (subject to Section 5(ii) below), the election and removal of members of the Company’s board of directors and any amendments to the Company’s Articles of Incorporation or Bylaws. Participant agrees that the Proxy is coupled with an interest. In consideration for the grant of the Proxy, the Recipient agrees to pay $1.00 to Participant, and by its execution of this Agreement, Participant acknowledges its receipt of such amount. Participant hereby agrees that it will not grant any other proxy with respect to, or grant any other person authority to vote, the Shares. Participant further agrees and acknowledges that the Company shall set aside any vote cast by Participant and will replace Participant’s vote with a vote of the Recipient cast in accordance with the authority granted by the Proxy.

2.2Conveyance of Dispositive Control of Shares.  During the Term of this Agreement, Participant hereby conveys and assigns to the Recipient the right to Transfer the Shares during the Term of this Agreement (the “Dispositive Rights”). Participant further understands, acknowledges, and agrees that during the Term of this Agreement, Participant shall have no right to Transfer the Shares, and that any attempt by the Participant to do so shall be deemed to be null and void and of no force or effect.  The Company agrees to include on the certificate representing the Shares a reference to this Agreement and to the Control Rights granted pursuant to this Agreement.  By signing below, the Recipient understands, acknowledges, and agrees that any proceeds resulting from the sale or other conveyance or transfer of the Shares shall belong wholly and exclusively to the Participant.  Additionally, during the Term of this Agreement, any disposition of the Shares by Recipient is subject to prior written approval of the then-current Chair of the Nevada Gaming Control Board.

2.3Exceptions. The irrevocable Proxy provided to the Recipient by Section 2.1, and the Dispositive Rights granted to the Recipient by Section 2.2, will not apply, and Participant will retain sole discretion to vote with respect to, and to exercise the Dispositive Rights in connection with, its Shares, with respect to all matters presented to a vote or consent of the Participant related to, and in connection with, any Sale Transaction in which the Recipient is a direct or indirect member of the acquiring group (as defined under Section 13(d) of the Exchange Act) (unless such membership in the acquiring group is solely because the acquiring group includes the Company or any of its subsidiaries).

2.4No Revocation. The voting and disposition agreements contained herein are coupled with an interest and may not be revoked during the Term of this Agreement.

2.5Reversion of Control Rights upon Termination of Agreement.  At the end of the Term of this Agreement, the Control Rights granted pursuant to this Agreement, including the Proxy and the Dispositive

4824-1590-4333.v1

99.1

Rights, shall return to Participant, and the Recipient shall have no further right or ability to exercise such Control Rights.

3.Representations and Warranties of the Participant. Participant hereby represents and warrants as follows:

3.1  Authorization. The Participant has the unrestricted right, requisite power and authority to enter into this Agreement and grant the Proxy (as defined above), to consummate the transactions contemplated hereby, and to otherwise carry out Participant’s obligations hereunder. The execution and delivery of this Agreement by the Participant and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Participant and no further consent or action is required. This Agreement has been duly executed by the Participant and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Participant enforceable against the Participant in accordance with its terms.

3.2 No Conflicts or Consents.

(a) The execution, delivery and performance of this Agreement by the Participant do not and will not (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Shares pursuant to any contract to which the Participant is a party or by which any property or asset of the Participant is bound or affected, or (ii) result in a violation of any law, in each case that would adversely affect the Participant’s ability to perform any of its obligations hereunder.

(b) The execution, delivery and performance of this Agreement by the Participant do not and will not require any consent or approval of any other person.

3.3 Title to Shares. As of the date of this Agreement, Participant owns (free and clear of any encumbrances, except such as may exist (i) under applicable securities laws or (ii) pursuant to any pledge agreement securing a Participant’s obligations under a promissory note made by the Participant in favor of the Company) the number of Shares of the Company set forth in Participant’s signature page to this Agreement, none of which are subject to any proxy, voting trust or other agreement, arrangement or restriction (whether written or oral) with respect to the voting thereof, except as expressly contemplated or permitted by this Agreement.

4. Additional Covenants and Representations.

4.1Legends.

(a) During the term of this Agreement, the Shares shall be represented by a separate paper certificate, which shall bear the following legend:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AND DISPOSITIVE CONTROL TRANSFER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY CONTAINING PROVISIONS RESTRICTING THE VOTING AND TRANSFER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH SUCH PROVISIONS. BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE

4824-1590-4333.v1

99.1

DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AND DISPOSITIVE CONTROL TRANSFER AGREEMENT.”

4.2 Stockholder Capacity. Notwithstanding any provision of this Agreement to the contrary, no Participant or Recipient, or any person who owns, directly or indirectly, any capital stock or membership interest in Participant or any director, officer, trustee, partner, manager or managing member of Participant, in each case, who is or becomes during the term of this Agreement a director or officer of the Company, will be deemed to make any agreement or understanding in this Agreement in that person’s capacity as a director or officer of the Company. This Agreement is being entered into by Participant solely in its capacity as the record holder and beneficial owner of Participant’s Shares, and by the Recipient solely in its capacity as Recipient, and nothing in this Agreement will limit or affect any actions taken by Participant, any person who owns, directly or indirectly, any capital stock or membership interest in Participant or any director, officer, manager or managing member of Participant in his or her capacity as a director or officer of the Company.

4.3No Other Duties. Participant expressly agrees and acknowledges that: (i) this Agreement does not give rise to any duties or obligations not expressly set forth in this Agreement, including without limitation, any implied obligations or duties whether by the covenant of good faith and fair dealing or otherwise; and (ii) the duties created by this Agreement are strictly contractual in nature and do not create any non-contractual duties or obligations, whether of a fiduciary nature or otherwise. Moreover, Participant expressly acknowledges that by executing this Agreement Participant is granting the Recipient sole subjective discretion to vote Participant’s Shares, and to exercise the Dispositive Rights, as set forth in this Agreement. Participant agrees and acknowledges that in exercising the voting rights granted pursuant to this Agreement, the Recipient shall be entitled to consider only such interests and factors, including his, her, or its own, as desired or deemed appropriate, and he shall have no duty or obligation to consider any other interests or factors whatsoever. To the fullest extent permitted by the law, Participant hereby waives any claim for any breach of fiduciary or any other duty that Participant may have now or in the future against the Recipient in connection with its exercise of the authority granted pursuant to this Agreement and disclaims the benefit of any covenant of good faith or fair dealing as well as any other legal or equitable doctrine that might otherwise permit the Participant to challenge the Recipient’s ability or right to vote or dispose of the Shares in accordance with the terms of this Agreement as it deems appropriate in the sole subjective discretion of the Recipient.

4.4Waiver. Participant expressly acknowledges that it has had, or has had and waived, the opportunity to be advised by independent legal counsel and hereby waives and relinquishes all rights and benefits afforded by, and does so understanding and acknowledging the significance and consequence of such specific waiver of, any applicable statute or common law relating to waiver of claims known or unknown, existing or arising in the future.

5.Certain Restrictions. Notwithstanding any other provision in this Agreement to the contrary, (i) the provisions governing trusts, trustees and beneficiaries set forth on Exhibit “A” attached hereto are incorporated herein by reference, and the Participant and Recipient agree to be bound by the provisions of Exhibit “A” in the same manner and to the same extent as if they were trustees and beneficiaries under a trust, rather than Participant and Recipient under this Agreement; and (ii) prior to effecting a Transfer, including without limitation a Transfer via a Sale Transaction, Recipient must obtain Participant’s written approval of the price at which any of the Shares are proposed to be Transferred.

6.Miscellaneous.

4824-1590-4333.v1

99.1

6.1Assignment; Binding Effect. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2Amendment and Waiver.   Any term hereof may be amended only with the written consent of (a) all Parties hereto and (b) the then-Chair of the Nevada Gaming Control Board. Any amendment or waiver effected in accordance with this Section 6.2 shall be binding upon the Participant, the Recipient, the Company and each of their respective successors and assigns.

6.3Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) one business day after sending by email if such email was transmitted on a business day, (iii) 24 hours after confirmed facsimile transmission, (iv) one business day after deposit with a recognized overnight courier, or (v) three business days after deposit with the U.S. Postal Service by first class certified or registered mail, return receipt requested, postage prepaid, addressed (a) if to Participant, at 6767 Spencer Street, Las Vegas NV 89119, Attention: Robert Saucier, or at such other address as Robert Saucier shall have furnished to the Recipients in writing upon 10 days’ notice,  (b) if to Recipient, at such address as set forth on the signature page of the Recipient, or  (c)  if to the Company, at 6767 Spencer Street, Las Vegas NV 89119, Attention: Chief Financial Officer, or at such other address as the Company shall have furnished to the Participant in writing upon 10 days’ notice.

6.4Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

6.5Construction. The headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. All Parties hereto have participated in the drafting of this Agreement, the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6Governing Law; Dispute Resolution. This Agreement shall be governed by the internal laws of the State of Nevada, without regard to principles of conflicts of law. Each of the Parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada located in Clark County and the United States District Court located in Clark County, Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Each of the Parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each Party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

4824-1590-4333.v1

99.1

6.7Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s capital stock hereinafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.1 hereof.

6.8Entire Agreement; No Inconsistent Agreements. This Agreement, together with all exhibits and schedules hereto, is intended to be the sole agreement and understanding of the Parties as it relates to this subject matter and does hereby supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the Parties relating to the subject matter hereof. Participant hereby covenants and agrees to not enter into any agreement or understanding with any party the effect of which would be inconsistent with or would violate any provision of this Agreement.

6.9Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.10Specific Performance and Equitable Remedies. The Parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed fully by the Parties hereto in accordance with their specific terms or conditions or were otherwise breached and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damages that will be suffered by the Parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the Parties hereto shall be entitled to an injunction or injunctions and any other equitable relief necessary to restrain, enjoin and prevent breaches of this Agreement by the other Parties and to enforce specifically such terms and provisions of this Agreement exclusively in the federal and state courts located in the State of Nevada, Clark County, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other Parties are entitled to at law or in equity. Each Party on their behalf as well as on behalf of any successors or assigns hereby consents to the exclusive jurisdiction of the federal and state courts located in the State of Nevada, Clark County, over themselves and this Agreement for the purpose of enforcing this Agreement under this Section 6.10.

6.11Confidentiality.  Each of the Parties agrees to keep the existence and the terms of this Agreement confidential and not to directly or indirectly disclose such terms to anyone other than those others who need to know such information in order to implement this Agreement or to perform professional services for such Party, but only to the extent necessary for such purposes.  To the extent that any Party or its counsel is required to disclose this information in obtaining professional advice, they shall instruct such professional that this information is to be kept confidential.

6.12Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.13 Company Approval. The Company hereby consents to this Agreement.

6.14Effective Date of Agreement. The Parties understand, acknowledge, and agree that this Agreement shall take effect on the date on which the chairman of the Nevada State Gaming Control Board grants administrative approval to this Agreement.

[Signature page follows.]

4824-1590-4333.v1

99.1

IN WITNESS WHEREOF, the parties have executed this Voting and Dispositive Control Transfer Agreement as of the date first written above.

COMPANY:

GALAXY GAMING, INC.

By:

Name: Todd Cravens

Title: CEO

PARTICIPANT:

TRIANGULUM PARTNERS, LLC

By:

Name: Robert Saucier

Title: Managing Member

RECIPIENT:

Print Name: Mark Lipparelli

Shares: 1,269,161 shares of Common Stock of Galaxy Gaming, Inc.

4824-1590-4333.v1

99.1

EXHIBIT A

The following provisions are incorporated into the Voting and Dispositive Control Transfer Agreement (“VDCTA”) with respect to the Shares (as defined in the VDCTA):

Gaming

Notwithstanding any provision of this document to the contrary:

Recipient Governed by Nevada Gaming Law.  Each Recipient must be of sufficient character to be licensed pursuant to the Nevada Gaming Control Act and Regulations of the Nevada Gaming Commission.

VDCTA Governed by Nevada Gaming Law.   The VDCTA is established and will function in accordance with the Nevada Gaming Control Act and the Regulations of the Nevada Gaming Commission promulgated pursuant thereto.

Licensure Required Before Recipient Receives Distribution.  No distribution of any type whatsoever, whether it be income derived from gaming, or any interest, stock, or securities in a licensed gaming operation or holding company, shall be made with respect to the Shares to any Recipient unless such Recipient is licensed or otherwise approved to receive such distribution pursuant to the Nevada Gaming Control Act and the Regulations of the Nevada Gaming Commission.

Divestiture of Unsuitable Recipient. If any Recipient entitled to receive distributions with respect to the Shares and subject to the jurisdiction of the Nevada gaming authorities is found unsuitable to receive such distributions by the Nevada Gaming Commission, then that Recipient must divest himself or herself of any interest in the Shares in accordance with the applicable order or decision of the Nevada Gaming Commission.

Gaming License Revocable Privileges.   Any license, finding of suitability or approval issued to any Recipient by virtue of the Shares by the Nevada gaming authorities shall be deemed to be a revocable privilege and no holder thereof shall be deemed to have acquired any vested rights therein or thereunder.

Prior Approval Necessary.  The Recipient must file a copy of the fully-executed VDCTA or any amendment with the board and receive administrative approval from the chairman of the board before the provisions of the VDCTA become effective and before the effective date of any amendment.

4824-1590-4333.v1